Inventories, net	12 Months Ended
May 31, 2023
Inventories, net
Inventories, net

Note 3. Inventories, net

Inventories, net of write-offs, were as follows:

(in thousands)	May 31, 2023	May 31, 2022
Raw materials	$—	$16,264
Work-in-progress	—	1,665
Total inventories, net	$—	$17,929

During the fourth quarter of fiscal 2022, the Company concluded that certain inventories no longer qualified for capitalization as pre-launch inventories due to expiration of shelf-life prior to expected commercial sales and the ability to obtain additional commercial product stability data until after shelf-life expiration. This was due to delays experienced from the originally anticipated BLA approval date from the FDA. The inventories written-off for GAAP accounting purposes continue to be physically maintained, can be used for clinical trials, and can be commercially sold if the shelf-lives can be extended as a result of the performance of on-going continued stability testing of drug product. In the event the shelf-lives of these written-off inventories are extended, and the inventories are sold commercially, the Company will not recognize any costs of goods sold on the previously expensed inventories. The Company also concluded that, due to delays of future production, certain raw materials would expire prior to production and as such no longer qualified for capitalization. Specifically, the Company evaluated its raw materials, which consist of specialized raw materials, resins, and other, against the anticipated production date and determined that while the next production date is indeterminable as of May 31, 2022, specialized raw materials have remaining shelf-life ranging from 2023 to 2026. Therefore, a write-off of $10.2 million for the entire remaining value of specialized and other raw materials was recorded as of May 31, 2022. The Company also concluded that approximately $29.1 million, comprised of five batches of drug product, out of total of nine manufactured, is likely to expire prior to the anticipated date the product may be approved for commercialization. Additionally, the Company anticipates that approximately $34.2 million of the drug product comprised of the remaining four manufactured batches, with shelf-lives lasting into 2026, may expire prior to receiving approval for commercialization. The Company wrote-off the entire remaining balance of the drug product, in the amount of $63.3 million, for a total of $73.5 million in inventory write-offs in the fiscal year ended May 31, 2022.

During the first quarter of fiscal year 2023, the Company reviewed purchase commitments made by its manufacturing partner, Samsung BioLogics Co., Ltd. (“Samsung”), under the master agreement between the Company and Samsung, and its vendors for specialized raw materials for which the Company made a prepayment in the amount of approximately $2.7 million in the third quarter of fiscal year 2022, which was recorded as prepaid expenses in the consolidated financial statements as of May 31, 2022. As discussed in Note 10, Commitments and Contingencies – Commitments with Samsung BioLogics Co., Ltd. (“Samsung”), the Company and its manufacturing partner remain in ongoing discussions about, among other things, deferring the unfulfilled commitments. The entire amount of approximately $2.7 million was charged-off during the quarter ended August 31, 2022.

In October 2022, the Company voluntarily withdrew its rolling BLA submission after concluding that a significant risk existed that the BLA would not receive FDA approval due to the inadequate process and performance by its former CRO around the monitoring and oversight of the clinical data from its trials.

Following this decision, the Company’s remaining inventories no longer qualified for capitalization as pre-launch inventories. During the three months ended November 30, 2022, the Company charged-off the remaining raw material resin and work-in-progress bulk product inventories of approximately $16.3 million and $1.7 million, respectively.